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Exhibit 10.3

                                 July 12, 1999



United Road Services, Inc.
17 Computer Drive West
Albany, New York 12205


Ladies/Gentlemen:

     Please refer to the Amended and Restated Credit Agreement dated as of November 2, 1998 (as amended, the "Credit Agreement") among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America National Trust and Savings Association, as Agent, and the waiver letter dated June 22, 1999 among the Company, various financial institutions and the Agent (the "Waiver Letter"). Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

     The undersigned Required Banks agree that, so long as (i) the Required Banks have not revoked this waiver letter by giving written notice to the Company of such revocation and (ii) all other applicable conditions precedent under the Credit Agreement are satisfied, the Company may, notwithstanding the Unmatured Event of Default described in the Waiver Letter, continue to borrow Loans or obtain Letters of Credit under the Credit Agreement, provided that the
                                                              --------
aggregate outstanding principal amount of all Loans plus the aggregate Stated Amount of all Letters of Credit does not at any time exceed $65,000,000. As of the date hereof, the Required Banks revoke the provisions of the Waiver Letter which allowed the Company to continue any outstanding Eurodollar Loans and/or to convert Base Rate Loans into Eurodollar Loans.

     This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver or consent with respect to any other matter whatsoever. The Required Banks reserve all their rights under the Credit Agreement with respect to the existing Unmatured Event of Default, any Event of Default which may result therefrom and any other matter.
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     This letter shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Required Banks.


                               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION, as Agent


                              By:__________________________________________

                              Title________________________________________


                               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION, as a Bank


                              By:__________________________________________

                              Title________________________________________


                               BANKBOSTON, N.A., as a Bank


                              By:__________________________________________

                              Title________________________________________


                               COMERICA BANK, as a Bank


                              By:__________________________________________

                              Title________________________________________


                               FLEET NATIONAL BANK, as a Bank


                              By:__________________________________________

                              Title________________________________________
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                               THE CHASE MANHATTAN BANK, as a Bank


                              By:__________________________________________

                              Title________________________________________



Accepted and Agreed to
this ____ day of July, 1999

UNITED ROAD SERVICES, INC.



By:___________________________

Title_________________________